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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            HAMILTON CAPITAL TRUST I
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



              DELAWARE                                  APPLIED FOR
----------------------------------------             -------------------
       (State of Incorporation                        (I.R.S. Employer
           or Organization)                          Identification No.)


       3750 N.W. 87TH AVENUE
            MIAMI, FLORIDA                                 33178
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(Address of Principal Executive Offices)                 (Zip Code)


If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box: [X]

Securities Act registration statement file number to which this form relates: 333-68453

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                   Name of Each Exchange on Which
        to be so Registered                   Each Class is to be Registered
------------------------------------      --------------------------------------
              None                                        None


Securities to be registered pursuant to Section 12(g) of the Act:


                 9.75% Beneficial Unsecured Securities, Series A
                 -----------------------------------------------
                                (Title of Class)



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1.       DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         The description of the Registrant's 9.75% Beneficial Unsecured Securities, Series A, $10 liquidation amount is incorporated herein by reference to "Description of Series A Capital Securities" set forth in the Registrant's Registration Statement on Form S-3 (Registration Number 333-68453), which Registration Statement was filed with the Securities and Exchange Commission (the "Commission") on December 7, 1998, as amended.

ITEM 2.  EXHIBITS.

         1. Certificate of Trust for Hamilton Capital Trust I. (Incorporated herein by reference to Exhibit 4.1 of Registration Statement No. 333-68453 on Form S-3 filed with the Commission on December 7,
               1998).

         2. Declaration of Trust for Hamilton Capital Trust I. (Incorporated herein by reference to Exhibit 4.2 of Registration Statement No. 333-68453 on Form S-3 filed with the Commission on December 7,
               1998).

         3. Form of Amended and Restated Declaration of Trust for Hamilton Capital Trust I. (Incorporated herein by reference to Exhibit 4.3 of Registration Statement No. 333-68453 on Form S-3 filed with the Commission on December 7, 1998).

         4. Form of Series A Capital Security of Hamilton Capital Trust I. (Incorporated herein by reference to Exhibit 4.5 of Registration Statement No. 333-68453 on Form S-3 filed with the Commission on December 7, 1998).

         5. Form of Series A Guarantee Agreement of Hamilton Bancorp Inc. relating to Series A Capital Securities. (Incorporated herein by reference to Exhibit 4.6 of Registration Statement No. 333-68453 on Form S-3 filed with the Commission on December 7, 1998).

         6. Form of Indenture of Hamilton Bancorp Inc. relating to the 9.75% Junior Subordinated Deferrable Interest Debentures, Series A. (Incorporated herein by reference to Exhibit 4.7 of Registration Statement No. 333-68453 on Form S-3 filed with the Commission on December 7, 1998).







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                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amendment no. 1 to registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

December 22, 1998                             HAMILTON CAPITAL TRUST I



                                              By: /s/ Marilyn Alvarado
                                                 -------------------------------
                                                   Marilyn Alvarado
                                                   Administrative Trustee






























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